                              TENTH AMENDMENT TO
                               CREDIT AGREEMENT


      This TENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of
                                                      ---------
June 28, 1996, is among PURINA MILLS, INC., a Delaware corporation and successor by merger to PMI Acquisition Corporation (the "Borrower"), the
                                                         --------
financial institutions listed on the signature pages hereof (collectively, the "Lenders" and individually, a "Lender"), TEXAS COMMERCE BANK NATIONAL
     -------                       ------
ASSOCIATION, a national banking association ("TCB"), in its capacity as
                                              ---
administrative and syndication agent (in such capacity, the "Agent") for the
                                                             -----
Lenders hereunder, and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT"), in its capacity as collateral agent (in such capacity,
              ---
the "Collateral Agent") for the Lenders hereunder.
     ----------------

      PRELIMINARY STATEMENT. The Borrower, the Lenders, the Agent, and the Collateral Agent are parties to the Credit Agreement dated as of September 27, 1993, as amended by the First Amendment to Credit Agreement dated as of December 1, 1993, the Second Amendment to Credit Agreement dated as of March 31, 1994, the Third Amendment to Credit Agreement dated as of April 21, 1994, the Fourth Amendment to Credit Agreement dated as of November 15, 1994, the Fifth Amendment to Credit Agreement dated as of January 10, 1995, the Sixth Amendment to Credit Agreement dated March 15, 1995 to be effective as of January 31, 1995, the Seventh Amendment to Credit Agreement dated as of March 15, 1995, the Eighth Amendment to Credit Agreement dated as of May 31, 1995 and the Ninth Amendment to Credit Agreement dated as of March 22, 1996 (as so amended, the "Credit Agreement"; capitalized terms used herein and not
              ----------------
otherwise defined herein shall have the meanings assigned to them in the Credit Agreement) and each of PM Holdings Corporation, a Delaware corporation, Carolina Agri-Products, Inc., a Delaware corporation, Coastal Ag-Development, Inc., a North Carolina corporation, PMI Feeds, Inc., a Delaware corporation, PMI Nutrition, Inc., a Delaware corporation, Purina Livestock Management Services, Inc., a Texas corporation, Cole Grain Company, Inc. (formerly known as Spartan Grain & Feed Co.), a Delaware corporation, and Earth City Resources, Inc., a Delaware corporation, have guaranteed the obligations of the Borrower under the Credit Agreement and the Notes pursuant to Guaranty Agreements each dated as of September 27, 1993 and as may be amended from time to time and Golden Sun Feeds, Inc., a Delaware corporation, and Golden Sun Finance, Inc., an Iowa corporation, have guaranteed the obligations of the Borrower under the Credit Agreement and the Notes pursuant to a Guaranty Agreement dated as of March 15, 1995 and as may be amended from time to time (all such foregoing corporations entering into such guaranty agreements collectively hereinafter called, the "Guarantors")
                                                 ----------

      The Borrower has requested that the Lenders make the changes to the Credit Agreement set forth in this Amendment. The Lenders have consented to such requests, subject to the terms and conditions of this Amendment.


I.          SECTION 1   Amendment of the Credit Agreement.
                        ---------------------------------

      (a) Section 1.1 of the Credit Agreement is hereby amended by the addition of the following proviso to the end of the definition for the defined term "Letter of Credit Obligations":

      ; provided that "Letter of Credit Obligations" shall not include IRB
        --------
      Letter of Credit Obligations.

      (b) Section 1.1 of the Credit Agreement is hereby amended by restating the definition for the defined term "Revolving Credit Commitment" to read in its entirety as follows:

      "Revolving Credit Commitment" shall mean, as to any Lender, such
       ---------------------------
      Lender's Pro Rata Percentage of $65,000,000 on June 28, 1996, as set forth opposite such Lender's name under the heading "Revolving Credit Commitment" on Schedule 1.1 hereto, as such amount may be reduced or
                     ------------
      terminated from time to time pursuant to Sections 4.4 or 12.1 hereof, and "Revolving Credit Commitments" means, collectively, the Revolving
           ----------------------------
      Credit Commitments for all the Lenders.

      (c) Section 1.1 of the Credit Agreement is hereby amended by the addition of the following defined terms:

            "IRB Letter of Credit" shall mean each Letter of Credit issued in
             --------------------
      support of industrial revenue bonds, the proceeds of which bonds have been or will be received by the Borrower or any Subsidiary of the Borrower as a loan from a municipal issuer, or a nonprofit entity issuer acting on behalf of a municipality, for the purpose of constructing, equipping or renovating mills and designated in writing by the Borrower as an IRB Letter of Credit."

            "IRB Letter of Credit Obligations" shall mean, at any time, the
             --------------------------------
      lesser of (i) $18,000,000 and (ii) the sum of (a) the aggregate undrawn and unexpired amount of the outstanding IRB Letters of Credit plus (b)
                                                                    ----
      the aggregate amount of drawings under IRB Letters of Credit which have not then been reimbursed pursuant to Section 2.3(e) hereof."

      (d) Section 2.3(a) is hereby amended to read in its entirety as follows:

            (a) Subject to the terms and conditions of this Agreement, the Borrower may request that any Lender at its option from time to time issue Letters of Credit for the Borrower's account for, in the case of Letters of Credit other than IRB Letters of Credit, any general corporate purpose, and in the case of IRB Letters of Credit, for the purpose set forth in the definition thereof,
      (such Lender thereby becoming the "Issuing Lender"); provided
                                         --------------    --------
      that the Issuing Lender shall not issue any such Letter of
      Credit (a) if such issuance would cause the Letter of Credit Obligations to exceed $25,000,000 at the time of such issuance or (b) if, after giving effect to such Letter of Credit, (i)
      the aggregate outstanding principal balance of the Revolving
      Credit Loans plus the Letter of Credit Obligations  would
                   ----
      exceed an amount equal to the lesser of the Borrowing Base and the Revolving Credit Commitments at such time or (ii) the
      aggregate outstanding principal balance of the Revolving Credit
      Loans plus the IRB Letter of Credit Obligations plus the Letter
            ----                                      ----
      of Credit Obligations would exceed an amount equal to the Revolving Credit Commitments at such time.

      (e) Schedule 1.1 attached to the Credit Agreement is hereby amended and restated in its entirety by Schedule 1.1 attached hereto.

I.          SECTION 2   Conditions of Effectiveness.  This Amendment shall
                        ---------------------------
become effective on June 28, 1996, upon the receipt by the Agent of an executed counterpart of this Amendment or evidence satisfactory to the Agent of such execution thereof from the Borrower, the Guarantors and the Lenders (in accordance with Section 4.2 of the Credit Agreement). The obligation of each Lender to make an advance to the Borrower of all or any portion of its share of the increase in the Revolving Credit Commitment as increased by this Amendment is subject to the following conditions (the making of such an advance by a Lender shall evidence such Lender's satisfaction with the Borrower's compliance with the following conditions):

      (a) The Agent shall have received, appropriately dated and in form and substance satisfactory to the Agent, for each Lender, a Revolving Credit Note duly executed by the Borrower and payable to the order of such Lender in the amount of such Lender's Revolving Credit Commitment as set forth on
Schedule 1.1.

      (b) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (1) the names, offices held and true signatures of officers of the Borrower authorized to sign this Amendment, the Revolving Credit Notes and any other amendments to the Security Documents, to which the Borrower is a party, and the notices and other documents and certificates to be delivered pursuant to the Credit Agreement as amended hereby, (2) the by-laws and certificate of incorporation of the Borrower as in effect on the date of such certification, and (3) the resolutions of the Board of Directors of the Borrower approving and authorizing the increase in the Revolving Credit Commitment and the execution, delivery and performance by the Borrower of this Amendment, the

Revolving Credit Notes and any amendments to the Security Documents deemed necessary by either Agent and the transactions contemplated hereunder.

      (c) The Agent shall have received on behalf of the Lenders, an opinion addressed to the Lenders of Bracewell & Patterson L.L.P., counsel for the Borrower in form and substance satisfactory to the Agent. The Borrower hereby directs its counsel referred to in this section to deliver to the Lenders such opinion and authorizes the Lenders to rely thereon.

      (d) Payment of all fees due as specified between the Borrower and the Agent in an Agent's Letter and of all fees and expenses of or incurred by the Agent and its counsel to the extent billed as of the effective date of this Amendment and payable pursuant to this Amendment.

      (e) The Borrower shall have taken such actions, and the Agent shall have received such other documents, as the Agent may reasonably request.

      SECTION 3.  Representations and Warranties True; No Default or Event of
                  -----------------------------------------------------------
Default.  By its execution and delivery hereof, the Borrower represents and
-------
warrants that, as of the date hereof and after giving effect to this Amendment, (a) the representations and warranties contained in the Credit Agreement and the Holdings Guaranty are true and correct on and as of the date hereof as though made on and as of such date (except for those Sections or parts thereof that, by their terms, relate to a specified date (in which case such representations and warranties shall be or shall have been true and correct on and as of such date)), and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

      SECTION 4.  Reference to the Credit Agreement.  Upon the effectiveness
                  ---------------------------------
of this Amendment, on and after the date hereof each reference in the Credit Agreement, the Notes or the Security Documents to "the Credit Agreement," "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

      SECTION 5.  Ratification of Credit Agreement.  Except as expressly
                  --------------------------------
affected by the provisions set forth herein, the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed by the Borrower. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, the Notes, the Security Documents, or any other Loan Document, nor constitute a waiver of any other provision of the Credit Agreement.

      SECTION 6.  Further Assurances.  Each of the Borrower and the
                  ------------------
Guarantors agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as the Agent may request for the better assuring and confirming unto the

Agent and the Lenders all and singular the rights granted or intended to be granted hereby or hereunder.

      SECTION 7.  Costs and Expenses.  Pursuant to Section 14.3 of the Credit
                  ------------------
Agreement, the Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Credit Agreement, as hereby amended). In addition, the Borrower shall pay all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery of this Amendment, and agrees to save the holder of each Note harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

      SECTION 8.  Counterparts.  This Amendment may be executed in one or
                  ------------
more counterparts, each of which shall constitute an original but when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of a signature page of this Amendment by telecopier shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

      SECTION 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON THE BORROWER, THE AGENT, THE LENDERS, THE ISSUING LENDERS, THE COLLATERAL AGENT, THE GUARANTORS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

      SECTION 10.  FINAL AGREEMENT.  THE WRITTEN CREDIT AGREEMENT, AS AMENDED
                   ---------------
BY THIS AMENDMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH AND HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE BORROWER AND THE GUARANTORS, ON ONE HAND, AND THE AGENT, THE LENDERS, THE ISSUING LENDERS AND THE COLLATERAL AGENT, ON THE OTHER HAND.

      IN WITNESS WHEREOF, the parties hereof, by their offices duly authorized have executed this Amendment as of the date first written above.

                                    PURINA MILLS, INC.,
                                    as Borrower


                                    By:---------------------------------------
                                          Ian R. Alexander
                                          Executive Vice President and
                                          Chief Financial Officer


                                    TEXAS COMMERCE BANK NATIONAL
                                    ASSOCIATION, Individually and as Agent


                                    By:---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------





                                    THE CIT GROUP/BUSINESS CREDIT, INC.
                                    Individually and as Collateral Agent


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    ABN AMRO BANK, N.V.


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------

                                    BANQUE PARIBAS


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    BANK OF SCOTLAND


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------



                                    THE BANK OF NOVA SCOTIA


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    FBS AG CREDIT, INC.


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------

                                    HELLER FINANCIAL, INC.


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    THE FIRST NATIONAL BANK OF
                                    CHICAGO


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------



                                    THE LONG-TERM CREDIT BANK OF
                                    JAPAN, LIMITED, NEW YORK BRANCH


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    MERCANTILE BANK OF ST. LOUIS
                                    NATIONAL ASSOCIATION


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------


                                    NATIONAL WESTMINSTER BANK, PLC
                                    NEW YORK AND/OR NASSUA
                                    BRANCHES


                                    By:---------------------------------------
                                    Name:-------------------------------------
                                    Title:------------------------------------

      Each of the undersigned, in its capacity as a Guarantor, hereby consents to the terms and conditions set forth in this Amendment, and hereby acknowledges the joint and several nature of and ratifies and confirms its obligations under its Guaranty of the obligations of the Borrower under and in connection with the Credit Agreement, as amended by this Amendment, and under the other Security Documents to which it is a party.

PM HOLDINGS CORPORATION


By:----------------------------------------
      Ian R. Alexander
      Executive Vice President and Chief
      Financial Officer

CAROLINA AGRI-PRODUCTS, INC.


By:----------------------------------------
      Ian R. Alexander
      Vice President

COASTAL AG-DEVELOPMENT, INC.


By:----------------------------------------
      Ian R. Alexander
      Vice President

PMI FEEDS, INC.


By:----------------------------------------
      Ian R. Alexander
      Vice President

PMI NUTRITION, INC.


By:----------------------------------------
      Ian R. Alexander
      Vice President

PURINA LIVESTOCK MANAGEMENT SERVICES, INC.



By:----------------------------------------
      August F. Ottinger
      Treasurer

COLE GRAIN COMPANY, INC.


By:----------------------------------------
      Ian R. Alexander
      Vice President

EARTH CITY RESOURCES, INC.


By:----------------------------------------
      Ian R. Alexander
      Vice President

GOLDEN SUN FEEDS, INC.


By:----------------------------------------
      August F. Ottinger
      Vice President

GOLDEN SUN FINANCE, INC.


By:----------------------------------------
      August F. Ottinger
      Vice President

                                                        SCHEDULE 1.1
                                            LENDERS SCHEDULE AS OF JUNE 28, 1996
===============================================================================================================================
                                                                                      REMAINING     REVOLVING
                                          DOMESTIC LENDING          EURODOLLAR        TERM LOAN       CREDIT         TOTAL
             LENDER                            OFFICE             LENDING OFFICE      COMMITMENT    COMMITMENT     COMMITMENT
             ------
-------------------------------------------------------------------------------------------------------------------------------
(a) Texas Commerce Bank National          712 Main Street         712 Main Street             $0  $7,712,765.94  $7,712,765.94
      Association                         Houston, TX  77002      Houston, TX  77002
(b) The CIT Group/Business Credit, Inc.   Two Lincoln Centre,     Two Lincoln Centre,         $0  $6,914,893.62  $6,914,893.62
                                          Ste 200                 Ste 200
                                          5420 LBJ Freeway        5420 LBJ Freeway
                                          Dallas, TX  75240       Dallas, TX  75240

(c) ABN AMRO Bank N.V., Houston Agency    Three Riverway,         Three Riverway,             $0  $6,914,893.62  $6,914,893.62
                                          Suite 1600              Ste 1600
                                          Houston, TX  77056      Houston, TX  77056
(d) Banque Paribas, Houston Agency        1200 Smith, Suite 3100  1200 Smith, Suite 3100      $0  $6,914,893.62  $6,914,893.62
                                          Houston, TX  77002      Houston, TX  77002
(e) Bank of Scotland, New York Branch     380 Madison Avenue      380 Madison Avenue          $0  $6,914,893.62  $6,914,893.62
                                          New York, New York      New York, New York
                                          10017                   10017
(f) The Bank of Nova Scotia               600 Peachtree St. NE    600 Peachtree St. NE        $0  $4,148,936.17  $4,148,936.17
                                          Suite 2700              Suite 2700
                                          Atlanta, GA  30308      Atlanta, GA  30308
(g) FBS AG Credit, Inc.                   950 Seventeenth Street  950 Seventeenth Street      $0  $4,148,936.17  $4,148,936.17
                                          Suite 350               Suite 350
                                          Denver, CO  80202       Denver, CO  80202
(h) General Electric Capital Corporation  501 Merritt Seven       501 Merritt Seven           $0  $4,148,936.17  $4,148,936.17
                                          3rd Floor               3rd Floor
                                          Norwalk, CT 06851       Norwalk, CT 06851
(i) Heller Financial, Inc.                500 W. Monroe St.       500 W. Monroe St.           $0  $4,148,936.17  $4,148,936.17
                                          Chicago, IL 60661       Chicago, IL 60661
(j) The First National Bank of Chicago    One First National      One First National          $0  $3,457,446.81  $3,457,446.81
                                          Plaza,                  Plaza
                                          Mail Suite 0088, I-14   Mail Suite 0088, I-14
                                          Chicago, IL  60670      Chicago, IL  60670
(k) The Long-Term Credit Bank             165 Broadway,           165 Broadway,               $0  $2,659,574.47  $2,659,574.47
     of Japan, Ltd., New York Branch      49th Floor              49th Floor
                                          New York, NY  10006     New York, NY  10006
(l) Mercantile Bank of St. Louis          721 Locust Street       721 Locust Street           $0  $3,457,446.81  $3,457,446.81
      National Association                St. Louis, MO  63101    St. Louis, MO  63101
(m) National Westminster Bank, Plc        New York Branch         Nassau Branch               $0  $3,457,446.81  $3,457,446.81
                                          175 Water Street        175 Water Street
                                          New York, NY  10038     New York, NY  10038
-------------------------------------------------------------------------------------------------------------------------------
       TOTAL                                                                                  $0 $65,000,000.00 $65,000,000.00
===============================================================================================================================